			      POWER OF ATTORNEY


	By signing below, each of the undersigned officers and/or directors of Unocal Corporation, a Delaware corporation, hereby constitutes and appoints Neal E. Schmale, Charles S. McDowell and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement on Form S-8 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

	IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of July 29, 1996.


       SIGNATURE                             TITLE
       ---------                             -----

/s/ Roger C. Beach             Chairman of the Board of Directors and
- ----------------------                Chief Executive Officer
  Roger C. Beach

/s/ Neal E. Schmale              Chief Financial Officer and Director
- ----------------------
  Neal E. Schmale

/s/ Charles S. McDowell              Vice President and Comptroller
- ----------------------               (Principal Accounting Officer)
  Charles S. McDowell


- ----------------------                        Director
  John W. Amerman

/s/ MacDonald G. Becket                       Director
- ----------------------
  MacDonald G. Becket


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       SIGNATURE                              TITLE
       ---------                              -----

/s/ John W. Creighton, Jr.                    Director
- --------------------------
  John W. Creighton, Jr.

/s/ Malcolm R. Currie                         Director
- --------------------------
  Malcolm R. Currie

/s/ Frank C. Herringer                        Director
- --------------------------
  Frank C. Herringer

/s/ John F. Imle, Jr.                         Director
- --------------------------
  John F. Imle, Jr.

/s/ Donald P. Jacobs                          Director
- --------------------------
  Donald P. Jacbos

/s/ Charles R. Weaver                         Director
- --------------------------
  Charles R. Weaver

/s/ J. Steven Whisler                         Director
- --------------------------
  J. Steven Whisler

/s/ Marina v.N. Whitman                       Director
- --------------------------
  Marina v.N. Whitman